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                                    EXHIBIT 2

                  JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1

         The undersigned agree to file jointly with the Securities and Exchange Commission any and all statements on Schedule 13D (and any amendments or supplements thereto) required under Section 13(d) of the Securities Exchange Act of 1934, as amended, in connection with transactions by the undersigned in the Common Shares of JPE, Inc. Each of the undersigned will be responsible for the timely filing of the Schedule 13D and all amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein. None of the undersigned shall be responsible for the completeness or accuracy of the information concerning any other party contained in the Schedule 13D or any amendment thereto, except to the extent such person knows or has reason to believe that such information is inaccurate.

                               QUESTOR PARTNERS FUND II, L.P.

                               By: Questor General Partner II, L.P., its
                                   general partner

                               By: Questor Principals II, Inc., its
                                   general partner

                                        By: /s/ Wallace L. Rueckel
                                           -------------------------------------
                                        Name: Wallace L. Rueckel
                                              ----------------------------------


                               QUESTOR SIDE-BY-SIDE PARTNERS II, L.P.

                               By: Questor Principals II, Inc., its
                                   general partner

                                        By: /s/ Wallace L. Rueckel
                                           -------------------------------------
                                        Name: Wallace L. Rueckel
                                              ----------------------------------



                               QUESTOR SIDE-BY-SIDE PARTNERS II 3(c)(1), L.P.

                               By: Questor Principals II, Inc., its
                                   general partner

                                        By: /s/ Wallace L. Rueckel
                                           -------------------------------------
                                        Name: Wallace L. Rueckel
                                              ----------------------------------



                               QP ACQUISITION #2, INC.

                               By: /s/ Jason Runco
                                  ----------------------------------------------
                               Name: Jason Runco
                                     -------------------------------------------
                               Title: Secretary
                                      ------------------------------------------